UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2013

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

000-23265	94-3267443
(Commission File Number)	(IRS Employer ID Number)

8510 Colonnade Center Drive, Raleigh, North Carolina 27615

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 862-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Indenture and Issuance of Notes

On December 27, 2013 (the “Closing Date”), Salix Pharmaceuticals, Ltd. (the “Company”), completed the issuance and sale of $750,000,000 in aggregate principal amount of its 6.00% Senior Notes due 2021 (the “Notes”). The Notes were issued in a transaction exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Rule 144A and Regulation S thereunder.

The Notes were issued pursuant to an Indenture (the “Indenture”), dated as of the Closing Date, between the Company, the guarantors from time to time party thereto and U.S. Bank National Association, as trustee (the “Trustee”). The Notes were issued at 100% of face value in accordance with the terms of a Purchase Agreement, dated December 12, 2013, by and among the Company, certain subsidiary guarantors, and Jefferies LLC, as the representative of the several initial purchasers named therein. The net proceeds to the Company from the sale of the Notes are expected to be $732.0 million after deducting the initial purchasers’ discounts and estimated offering expenses. The Company intends to use the net proceeds from the sale of the Notes to finance a portion of the approximately $2.6 billion that is payable as consideration for the Company’s pending acquisition of Santarus, Inc. (“Santarus”), pursuant to an Agreement and Plan of Merger, dated November 7, 2013 (the “Merger Agreement”), and to pay the related fees and expenses in connection therewith. As discussed below under “Escrow Agreement,” the gross proceeds from the sale of the Notes have been placed in escrow pending the closing of the acquisition of Santarus.

Pursuant to the Indenture, the Notes will mature on January 15, 2021 and bear interest at a rate of 6.00% per annum, accruing from December 27, 2013. Interest is payable on the Notes on each January 15 and July 15, commencing July 15, 2014. Promptly following the acquisition of Santarus, Santarus and certain current subsidiaries of the Company will become guarantors of the Notes under the Indenture.

At any time prior to January 15, 2017, the Company is entitled, at its option, to redeem some or all of the Notes at a redemption price of 100% of the principal amount thereof, plus a make-whole premium set forth in the Indenture and accrued and unpaid interest, if any, to the redemption date. On and after January 15, 2017, the Company may redeem the Notes, in whole or in part, at redemption prices (expressed as percentages of principal amount thereof) equal to 104.50% for the 12-month period beginning on January 15, 2017, 103.00% for the 12-month period beginning January 15, 2018, 101.50% for the 12-month period beginning on January 15, 2019 and 100.00% for beginning on January 15, 2020 and thereafter, plus accrued and unpaid interest, if any. At any time prior to January 15, 2017, the Company also may redeem up to 35% of the principal amount of the Notes at a redemption price equal to 106.00% of the principal amount thereof plus accrued and unpaid interest, if any, with the net cash proceeds of certain equity offerings. In addition, as discussed below under “Escrow Agreement,” the Company will be required to redeem the Notes pursuant to a special mandatory redemption if it does not complete the acquisition of Santarus by May 7, 2014.

The Indenture restricts the ability of the Company and certain of its subsidiaries to, among other things: (i) borrow money or issue preferred stock; (ii) pay dividends or make other payments or distributions on equity or purchase, redeem or otherwise acquire equity; (iii) make principal payments on, or purchase or redeem subordinated indebtedness prior to any scheduled principal payment or maturity; (iv) make certain investments; (v) create liens on their assets; (vi) sell their assets; (vii) enter into certain transactions with affiliates; (viii) engage in unrelated businesses and (ix) consolidate, merge or sell substantially all of the Company’s assets. These covenants are subject to a number of exceptions and qualifications, including the fall away of certain of these covenants if the Notes receive an investment grade credit rating in the future. The Indenture also requires the Company to make an offer to repurchase the Notes upon the occurrence of certain events constituting either a change of control that reduces the Company’s credit rating or an asset sale under the Indenture.

The Indenture provides that a number of events will constitute an event of default, including, among other things, (i) a failure to pay interest for 30 days, (ii) failure to pay the Notes when due at maturity, upon redemption or otherwise, (iii) the Company’s failure to comply with certain covenants relating to merger, consolidation or sale of assets, (iv) the Company’s failure to comply with any of the other covenants or agreements in the Indenture for 60 days following the receipt of notice of non-compliance, (v) a default or other failure by the Company to make required payments under other indebtedness of the Company or any guarantor having an outstanding principal amount of $50.0 million or more, (vi) failure by the Company or certain subsidiaries to pay final judgments aggregating in excess of $50.0 million, (vii) certain events of bankruptcy or insolvency and (viii) failure to comply to the requirements of the Escrow Agreement, as discussed below. In the case of an event of default arising from certain events of bankruptcy or insolvency with respect to the Company, all outstanding Notes will become due and payable immediately without further action or notice. If any other event of default occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare all the notes to be due and payable immediately.

The description above is qualified in its entirety by the Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K.

Certain affiliates of Jefferies LLC, the other initial purchasers and U.S. Bank National Association have provided, and may in the future provide, commercial banking, investment banking, financial advisory and other commercial services in the ordinary course of business to the Company and certain of the Company’s affiliates, for which the Company pays customary fees and expense reimbursement. Additionally, Jefferies LLC is acting as financial advisor to the Company in connection with the acquisition of Santarus for which it will receive customary compensation. U.S. Bank National Association acts as trustee under the Company’s other indentures for which it receives customary compensation.

Escrow Agreement

Upon closing, the Company placed the gross proceeds from the sale of the Notes into a secured escrow account pursuant to an Escrow and Security Agreement (the “Escrow Agreement”), dated as of the Closing Date, among the Company, the Trustee and U.S. Bank National Association, as escrow agent. Upon satisfaction of certain release conditions, such proceeds will be released substantially concurrently with the consummation of the Company’s acquisition of Santarus. If the acquisition of Santarus is not consummated on January 2, 2014, the Company will deposit into the escrow account sufficient additional cash to pay the redemption price of the notes pursuant to the special mandatory redemption described below. If the acquisition of Santarus does not occur prior to 5:00 p.m. (New York City time) on May 7, 2014, or if the Merger Agreement is terminated or abandoned prior to such time (the “Escrow Termination Date”), the funds in the escrow account will be used to redeem the Notes pursuant to a special mandatory redemption. If required, the special mandatory redemption will occur on the fifth business day following the Escrow Termination Date at a price equal to 100% of the gross proceeds of the notes, plus accrued and unpaid interest from the date of the Indenture to the special mandatory redemption date.

The description above is qualified in its entirety by the Escrow Agreement, which is filed as Exhibit 4.3 to this Current Report on Form 8-K.

Registration Rights Agreement

On the Closing Date, the Company also entered into a Registration Rights Agreement with Jefferies LLC, as the representative of the several initial purchasers of the Notes (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company has agreed to (i) file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement (the “Exchange Offer Registration Statement”) relating to the registered offer to exchange the Notes for a new series of the Company’s notes (the “Exchange Notes”), in the same aggregate principal amount as and with terms identical in all respects to the Notes, except the Exchange Notes will not contain transfer restrictions or possess registration rights, (ii) use all commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective by the SEC on or prior to the 335th day following the Closing Date and (iii) use all commercially reasonable efforts to complete the registered exchange offer with the holders of the Notes on or prior to the 30th day following the effective date of the Exchange Offer Registration Statement (or longer, if required by the federal securities laws).

Under certain circumstances, the Company has agreed to file a shelf registration statement relating to the resale of the Notes and to use their commercially reasonable efforts to keep such shelf registration statement effective until two years after its effective date (or such shorter period that will terminate when all the Notes covered thereby have been sold pursuant thereto or in certain other circumstances). If the Company becomes obligated to file a shelf registration statement relating to the resale of the Notes, it has agreed to use all commercially reasonable efforts to file the shelf registration statement within 30 days after the filing obligation arises and to cause the shelf registration statement to be declared effective by the SEC on or prior to the 120th day after the filing obligation arises.

The Company is required to pay additional interest if it fails to comply with its obligations to register the Notes within the specified time periods. Promptly following the acquisition of Santarus, Santarus and certain current subsidiaries of the Company will become parties to the Registration Rights Agreement.

The description above is qualified in its entirety by the Registration Rights Agreement, which is filed as Exhibit 4.4 to this Current Report on Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

Please note that this report, including the exhibits attached hereto, contains statements that are not historical facts or might constitute projections and other forward-looking statements regarding future events. Forward-looking statements include matters relating to the Company’s acquisition of Santarus and the Company’s industry, business strategy, goals and expectations concerning its market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources, other financial and operating information and peak revenue potential. Words such as “will,” “believes,” “intends,” “anticipates,” “plans,” “projects,” “estimates,” “potential,” “expects” and similar expressions (including the negatives thereof) are intended to identify these statements. Although we believe the expectations reflected in such forward-looking statements are based on reasonable assumptions, our expectations might not be attained. Forward-looking statements are just predictions and are subject to known and unknown risks and uncertainties that could cause actual events or results to differ materially from expected results. Factors that could cause actual events or results to differ materially from those described herein or in the attached exhibits include, among others: uncertainties as to the ability to successfully complete the proposed transaction in accordance with its terms and in accordance with the expected schedule; the possibility that competing offers will be made; the possibility that various closing conditions for the proposed transaction may not be satisfied or waived, including the tender of at least a majority of the outstanding shares of Santarus common stock or that a governmental entity may prohibit or refuse to grant any approval required for the consummation of the proposed transaction; risks associated with the proposed debt financing, including that it not close or that its terms are unfavorable; the unpredictability of the duration and results of regulatory review of New Drug Applications (“NDAs”) and Investigational NDAs; generic and other competition in an increasingly global industry; litigation and the possible impairment of, or inability to obtain, intellectual property rights and the costs of obtaining such rights from third parties in an increasingly global industry; the cost, timing and results of clinical trials and other development activities involving pharmaceutical products; post-marketing approval regulation, including the ongoing Department of Justice investigation of the Company’s marketing practices; market acceptance for approved products; revenue recognition and other critical accounting policies; the need to acquire new products; general economic and business conditions; and other risks detailed in each of our and Santarus’ prior public periodic filings with the SEC. Readers are cautioned not to place undue reliance on the forward-looking statements included herein or in the attached exhibits, which speak only as of the date hereof. We do not undertake to update any of these statements in light of new information or future events, except as required by law.

About the Tender Offer

The foregoing is neither an offer to purchase nor a solicitation of an offer to sell securities. On December 3, 2013, the Company and its indirect wholly owned subsidiary, Willow Acquisition Sub Corporation, filed a tender offer statement on Schedule TO with the SEC, and Santarus filed a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. The tender offer to purchase shares of Santarus’ common stock only is made pursuant to the offer to purchase, the letter of transmittal and related documents filed with such Schedule TO. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement, as each may be amended from time to time, contain important information that should be read carefully by Santarus’ stockholders before any decision is made with respect to the tender offer. These materials will be sent free of charge to all of Santarus’ stockholders.

All stockholders of Santarus may obtain a free copy of the tender offer statement and the solicitation/recommendation statement on the SEC’s website: www.sec.gov or by directing such requests to the Information Agent for the tender offer, which is named in the tender offer statement. Copies of Santarus’ filings with the SEC may be obtained free of charge at the “Investors” section of Santarus’ website at www.santarus.com.

SANTARUS’ STOCKHOLDERS ARE ADVISED TO READ THE SCHEDULE TO AND THE SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Indenture, dated as of December 27, 2013, among Salix Pharmaceuticals, Ltd., the guarantors from time to time party thereto and U.S. Bank National Association, as trustee.

4.2	Form of 6.00% Senior Note due January 15, 2021 (included in Exhibit 4.1).

4.3	Escrow and Security Agreement, dated as of December 27, 2013, between Salix Pharmaceuticals, Ltd. and U.S. Bank National Association, as trustee and escrow agent.

4.4	Registration Rights Agreement, dated as of December 27, 2013, between Salix Pharmaceuticals, Ltd., the guarantors from time to time party thereto and Jefferies LLC, as the representative of the initial purchasers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALIX PHARMACEUTICALS, LTD.

Date: December 27, 2013

/s/ Adam C. Derbyshire
Adam C. Derbyshire
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

4.1	Indenture, dated as of December 27, 2013, among Salix Pharmaceuticals, Ltd., the guarantors from time to time party thereto and U.S. Bank National Association, as trustee.

4.2	Form of 6.00% Senior Note due January 15, 2021 (included in Exhibit 4.1).

4.3	Escrow and Security Agreement, dated as of December 27, 2013, between Salix Pharmaceuticals, Ltd. and U.S. Bank National Association, as trustee and escrow agent.

4.4	Registration Rights Agreement, dated as of December 27, 2013, between Salix Pharmaceuticals, Ltd., the guarantors from time to time party thereto and Jefferies LLC, as the representative of the initial purchasers.